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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (date of earliest event reported) - July 30, 1998

                              Sygnet Wireless, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



                                      Ohio
                          ----------------------------
                 (State or Other Jurisdiction of Incorporation)


              333-10161                                   34-1689165
-----------------------------------        -------------------------------------
       Commission File Number                 IRS Employer Identification No.



                              6550-B Seville Drive
                              Canfield, Ohio 44406
          (Address of Principal Executive Offices, Including Zip Code)


                                 (330) 565-1000
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS
         ------------

On July 29, 1998, Registrant issued a press release announcing the signing of an agreement to be acquired through a merger with a subsidiary of Dobson Communications Corporation. A copy of such press release is attached hereto as
Exhibit 1.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(c)      Exhibits

           99.1 Press release issued by Registrant on July 29, 1998.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SYGNET WIRELESS, INC.



Dated:         July 30, 1998                   By:    /s/: CRAIG T. SHEETZ
                                                     ---------------------------
                                                     Craig T. Sheetz
                                                     Vice President and
                                                     Chief Financial Officer







                                  EXHIBIT INDEX


        Exhibit No.                Description of Exhibit
        -----------                ----------------------

           99.1            Press release issued by Registrant on July 29, 1998.



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